UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SILVER SPIKE INVESTMENT CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

SILVER SPIKE INVESTMENT CORP.
600 Madison Avenue, Suite 1800
New York, New York 10022
April 26, 2024
Dear Stockholder:
You are cordially invited to participate in the virtual annual meeting of stockholders of Silver Spike Investment Corp. (the “Company”) to be held on June 26, 2024 at 10:00 a.m. Eastern Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/SSIC2024. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)
To re-elect two members of the board of directors of the Company (the “Board”) to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

(ii)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR the election of the nominees proposed by the Board and described in the accompanying proxy statement.
The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 26, 2024, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. Whether or not you expect to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,

Scott Gordon
Chairman and Chief Executive Officer

SILVER SPIKE INVESTMENT CORP.

600 Madison Avenue, Suite 1800
New York, New York 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 26, 2024
To the Stockholders of Silver Spike Investment Corp.:
NOTICE IS HEREBY GIVEN THAT the virtual annual meeting of stockholders of Silver Spike Investment Corp., a Maryland corporation (the “Company”), will be held on June 26, 2024 at 10:00 a.m. Eastern Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/SSIC2024. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The Annual Meeting will be held for the following purposes:
1.
To re-elect two members of the board of directors of the Company (the “Board”) to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on April 24, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available online at www.proxyvote.com or the SEC’s EDGAR website at www.sec.gov.
The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:
•	The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;
•	A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and
•	Any control/identification numbers that you need to access your proxy card.
Whether or not you expect to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
By Order of the Board of Directors

Scott Gordon
Chairman and Chief Executive Officer
New York, New York
April 26, 2024

Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

SILVER SPIKE INVESTMENT CORP.

600 Madison Avenue, Suite 1800
New York, New York 10022
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 26, 2024
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?
The annual meeting (the “Annual Meeting”) of stockholders of Silver Spike Investment Corp. (“we”, “us”, “our” or the “Company”) will be held virtually on June 26, 2024 at 10:00 a.m. Eastern Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/SSIC2024.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, stockholders will be asked to re-elect two members of the Company’s Board of Directors (the “Board”), Michael W. Chorske and Scott Gordon, to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.
Who can vote at the Annual Meeting?
Only stockholders of record as of the close of business on April 24, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.
How may I participate in and vote at the Annual Meeting?
Virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via webcast. Any stockholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/SSIC2024. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting from a stockholder as of the Record Date, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/SSIC2024, 30 minutes before the start of the virtual Annual Meeting.

•	Webcast starts at 10:00 a.m. Eastern Time.
•	You will need your control number located on your Notice of Internet Availability of Proxy Materials or proxy card to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the internet.

To participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Broadridge Financial Solutions, Inc., as described below, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you. Please refer to “General Information About the Annual Meeting — Voting” below.
By Proxy by Telephone. You may authorize a proxy by telephone by following the telephone voting instructions included in your Notice of Internet Availability of Proxy Materials or proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability.
Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m. Eastern Time on June 25, 2024, the day before the Annual Meeting date.
By Proxy through the Internet. You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card.
Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
By Proxy through the Mail. When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time on June 25, 2024.
Does the Board recommend voting for each director nominee?
Yes. The Board unanimously recommends that you vote “FOR” each director nominee.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 26, 2024 at 10:00 a.m. Eastern Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/SSIC2024. To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Only holders of record of our common stock at the close of business on April 24, 2024, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 6,214,949 shares of common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about April 26, 2024. This Proxy Statement and the Annual Report can each be accessed online at www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the re-election of two members of the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.	To re-elect two members of the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified; and
2.	To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Quorum Required
The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to the proposal.

Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Withhold Votes and Broker Non-Votes
To re-elect two members of the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified	Affirmative vote of a plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Withhold votes and broker non-votes will have no effect on the result of the vote.
You may vote “for” or “withhold” authority to vote for any nominee. The re-election of each nominee requires the affirmative vote of the plurality of votes cast at the Annual Meeting. Under a plurality vote, the nominees who receive the highest number of “for” votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, each nominee will be re-elected to the Board so long as a single vote is cast in favor of his or her election. Furthermore, as of the Record Date, Silver Spike Capital, LLC, the Company’s investment adviser (the “Adviser” or “SSC”) and its affiliates had voting power for approximately 73% of the Shares, and, therefore, have the ability to control whether the nominees are re-elected.
The inspector of elections appointed for the Annual Meeting will separately tabulate “for” votes, “withhold” votes and broker non-votes.
Voting
You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I participate in and vote at the Annual Meeting?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time on June 25, 2024.
If your shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on the proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the proposal, although they will be considered present for purposes of determining the presence of a quorum. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.

Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting by (a) visiting www.proxyvote.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 from any touch-tone phone and following the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call) or (c) submitting your proxy card by mail by using the envelope provided.
A stockholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person (virtually) or by delivering a proxy in accordance with applicable law bearing a later date to the Corporate Secretary of the Company.
Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your proxy card or Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the shares of our common stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Scott Gordon, Umesh Mahajan and Roxanne Jenkins (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on the proposal, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent shareholder services firm, to assist in the distribution of the proxy materials and the tabulation of proxies. The cost of these services is estimated to be approximately $20,000 plus reasonable out-of-pocket expenses.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Annual Meeting to the Corporate Secretary of the Company; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually during the Annual Meeting. If a stockholder holds shares of common stock through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Virtually attending the Annual Meeting does not revoke a proxy unless the stockholder also votes virtually at the Annual Meeting. Other than by these means, a proxy cannot be revoked.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Roxanne Jenkins, at our offices located at 600 Madison Avenue, Suite 1800, New York, New York 10022. You can call us by dialing (212) 905-4923. You can access our proxy materials online at www.proxyvote.com.

Record Date
The Board has fixed the close of business on April 24, 2024 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 6,214,949 Shares outstanding.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of April 24, 2024, information with respect to the beneficial ownership of shares of our common stock by:
•	each of our directors and executive officers;
•	all of our directors and executive officers as a group; and
•	each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on 6,214,949 shares of our common stock outstanding as of April 24, 2024.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.
Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and independent directors are all other directors.
Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Scott Gordon(2)	Direct and Indirect	4,519,697	72.72%
Independent Directors
Vivek Bunty Bohra	—	—	—
Michael W. Chorske	—	—	—
Americo Da Corte	—	—	—
Tracey Brophy Warson	—	—	—
Executive Officers Who Are Not Directors
Roxanne Jenkins	—	—	—
Umesh Mahajan	—	—	—
Executive Officers and Directors as a Group (7 persons)(3)		4,519,697	72.72%

5.0% Owners
Silver Spike Capital, LLC(4)	Direct	4,500,387	72.41%
Silver Spike Holdings, LP(4)	Indirect	4,500,387	72.41%
Silver Spike Holdings GP, LLC(4)	Indirect	4,500,387	72.41%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)
Includes 19,310 shares held directly by Mr. Gordon and 4,500,387 shares held indirectly through Silver Spike Capital, LLC. Mr. Gordon directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 13 of the Exchange Act to be the indirect beneficial owner of the shares held by Silver Spike Capital, LLC. Mr. Gordon disclaims beneficial ownership of the shares held by Silver Spike Capital, LLC except to the extent of his pecuniary interest therein.

(3)	The address for each of the directors and officers is c/o Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
(4)
Represents the shares held directly by Silver Spike Capital, LLC. Silver Spike Capital, LLC is wholly-owned by Silver Spike Holdings, LP. Silver Spike Holdings GP, LLC is the general partner of Silver Spike Holdings, LP. Each of Silver Spike Holdings, LP and Silver Spike Holdings GP, LLC disclaims beneficial ownership of the shares held by Silver Spike Capital, LLC except to the extent of its pecuniary interest therein. The address for each of Silver Spike Capital, LLC, Silver Spike Holdings, LP and Silver Spike Holdings GP, LLC is 600 Madison Avenue, Suite 1800, New York, New York 10022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2023.

PROPOSAL: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of two directors of the Company, as described below. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than one nor greater than fifteen. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term and until such director’s successor is duly elected and qualified. However, the initial term of the directors in the three classes is one, two or three years, as applicable.
The Board currently consists of five directors who serve in the following classes:
•	Class 1 − Vivek Bunty Bohra (term ends at the 2025 annual meeting of stockholders);
•	Class 2 − Americo Da Corte and Tracey Brophy Warson (terms end at the 2026 annual meeting of stockholders); and
•	Class 3 − Michael W. Chorske and Scott Gordon (terms end at the Annual Meeting, and, if re-elected at the Annual Meeting, subsequent terms will end at the 2027 annual meeting of stockholders).
Michael W. Chorske and Scott Gordon have been nominated for re-election to the Board as Class 3 directors to serve three-year terms until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. If any of Mr. Chorske or Mr. Gordon are not re-elected by stockholders at the Annual Meeting, they will each remain a director until their respective successors are duly elected and qualified. Messrs. Chorske and Gordon have agreed to serve as directors if re-elected and have consented to being named as nominees in this Proxy Statement.
A stockholder can vote for, or withhold authority to vote for, any of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of each director nominee named in this Proxy Statement. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any person named as a director nominee will be unable or unwilling to serve.
Required Vote
The affirmative vote of a plurality of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect each director nominee to the Board. “Withhold” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum, but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE DIRECTOR NOMINEES
Information about the Director Nominees and Other Directors
Set forth below is information, as of April 26, 2024, regarding Messrs. Chorske and Gordon, who have been nominated by the Board for re-election as directors of the Company by stockholders at the Annual Meeting, as well as information about the Company’s other current incumbent directors whose terms of office will continue after the Annual Meeting. Neither Mr. Chorske nor Mr. Gordon is being proposed for re-election pursuant to any agreement or understanding between any of Messrs. Chorske and Gordon, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individuals are qualified to serve on the Board in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past ten years against any of our directors, director nominees or officers, and none are currently pending.

Nominees for Class 3 Directors – Terms Expiring 2027:
Name, Address and Year of Birth(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director Nominee
Michael W. Chorske, 1968	Director	Partner, Cryder Partners (2023-Present); Operating Partner, Pegasus Capital Advisors, LP (2021-2023); Founder and Executive Managing Director, Emergent Holdings, LLC (2014-2019)	Class 3 Director since 2021; Term expires in 2024	—

Interested Director Nominee(3)
Scott Gordon, 1961	Chairman and Chief Executive Officer	Founder and Chief Executive Officer, Silver Spike Capital (3/2019-Present); President, Fintech Advisory Inc. (2016-2019)	Class 3 Director since 2021; Term expires in 2024	Director, Silver Spike Acquisition Corp. II (9/2020-1/2024); Independent Director, WM Technology, Inc. (6/2019-Present)
(1)	The address for each director is c/o Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
(3)	Mr. Gordon may be deemed to be an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Company by virtue of his affiliation with the Adviser.
Michael W. Chorske has served as a member of the Board since 2021. Mr. Chorske is a senior investment and operating executive with a record of building entrepreneurial enterprises and managing alternatives funds and portfolios. Mr. Chorske is a Partner at Cryder Partners, a consulting and investment firm. From 2021 to 2023, Mr. Chorske was an Operating Partner at Pegasus Capital Advisors, LP, a private markets impact investment management firm. From 2014 to 2019, Mr. Chorske was a founder and executive managing director of Emergent Holdings, LLC, an investor in and developer of aquaculture businesses. Mr. Chorske was a partner of GCM Capital LP, where he managed an investment fund pursuing a public and private structured convertible debt and private investment in public equity (“PIPE”) strategy. Mr. Chorske was also a Vice President of Finance of InterTrust Technologies Corp., where he managed corporate finance activities, and gained ten years of venture capital, growth equity and leveraged buyout (“LBO”) experience with Victory Capital/East River Ventures, where he invested across the capital structure in technology, healthcare services, biotechnology, consumer packaged goods (“CPG”) and natural resources. Mr. Chorske earned his MBA from Columbia University.
The Company believes that Mr. Chorske’s management and investment experience, and the experience he has gained serving on other boards, make him qualified to serve as a member of the Board.
Scott Gordon has served as the Chairperson of our Board and our Chief Executive Officer since 2021. Mr. Gordon is the founder and Chief Executive Officer of Silver Spike Capital, an investment platform dedicated to the cannabis industry that includes the Adviser. Prior to founding Silver Spike Capital, Mr. Gordon had been the co-founder and chairman of Egg Rock Holdings, LLC (“Egg Rock”), the parent company of the Papa & Barkley family of cannabis products, with related subsidiary assets in manufacturing, processing, and logistics. Egg Rock also is the parent company of Papa & Barkley Essentials, a hemp-derived CBD business based in Colorado. From 2016 to 2019, Mr. Gordon was also President of Fintech Advisory Inc., the investment manager for a multi-billion dollar family office fund focused on long-term and opportunistic investments in emerging markets. From late 2013 to 2016, Mr. Gordon served as a Portfolio Manager at Taconic Capital Advisors, a multi-strategy investment firm. Prior to joining Taconic, Mr. Gordon was a Partner and Portfolio Manager at Caxton Associates from 2009 to 2012. He was also a Senior Managing Director and Head of Emerging Markets at Marathon Asset Management from 2007 to 2009. Earlier in his career, Mr. Gordon held leadership positions at Bank of America and ING Capital. Mr. Gordon was a founding member of the Emerging Markets business at JP Morgan where he worked upon graduating from Bowdoin College in 1983. Mr. Gordon also serves as an independent director of WM Technology, Inc. (formerly, Silver Spike Acquisition Corp.), which operates Weedmaps, a leading online listings marketplace for cannabis consumers and businesses, and WM Business, a comprehensive SaaS subscription offering sold to cannabis retailers and brands. From 2019 to June 2021, Mr. Gordon served as Chairperson of the Board of Directors and Chief Executive Officer of Silver Spike Acquisition Corp. From September 2020 to January 2024, Mr. Gordon also served as Chairperson of the Board of Directors and Chief Executive Officer of Silver Spike Acquisition Corp. II.
The Company believes that Mr. Gordon’s experience in emerging markets and in the cannabis sector make him qualified to serve as a member of the Board.
Incumbent Class 2 Directors – Terms Expiring 2026:
Name, Address and Year of Birth(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Americo Da Corte, 1950	Director	Operating Partner, Pegasus Capital Advisors, LP (2/2022-Present); Founder and Executive Managing Director, Emergent Holdings, LLC (2014-2019)	Class 2 Director since 2021; Term expires in 2026	—

Tracey Brophy Warson, 1962	Director	Chairperson, Citi Private Bank North America (2019-2020); Chief Executive Officer, Citi Private Bank (2014-2019)	Class 2 Director since 2021; Term expires in 2026	Independent Director, InterPrivate II Acquisition Corp. (2021-2022); AlTi Global, Inc. (1/2023-Present)
(1)	The address for each director is c/o Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
Americo Da Corte has served as a member of the Board since 2021. Mr. Da Corte has over four decades of experience in asset management and lending, with a focus on risk management and investments in emerging markets. From 2013 to present, Mr. Da Corte has been the Chief Operating Officer and Risk Manager for Waypoint Asset Management LLC, a boutique asset manager focused on distressed and special situations in emerging markets. Prior to joining Waypoint, Mr. Da Corte co-founded Forum Asset Management in 2001, where he was a Principal until 2012. From 1999 to 2001, Mr. Da Corte was a Managing Director of Darby Overseas Investments, and from 1990 to 1999, Mr. Da Corte was a Managing Director at ING.
The Company believes that Mr. Da Corte’s experience in and knowledge of the financial services industry, and his experience in risk management and emerging markets, make him qualified to serve as a member of the Board.

Tracey Brophy Warson has served as a member of the Board since 2021. Ms. Warson is a strategic advisor and director to companies in Clean Energy, AgTech, FinTech and Cannabis, and she is a private investor in a diverse portfolio of early state businesses. Ms. Warson has more than 30 years of experience building financial services businesses. Ms. Warson was CEO of Citi Private Bank from 2014-2019, and she served as Chairperson of Citi Private Bank North America from 2019-2020. As CEO of Citi Private Bank in North America, Ms. Warson grew the business in revenues substantially, and oversaw over $230 billion in client business volume. Under her leadership and vision, Citi Private Bank North America received numerous industry recognitions and awards. Prior to her role as CEO, she was Global Market Manager for the Western U.S. from 2010 to 2014. From 2014-2018, Ms. Warson was the co-chair of Citi Women, Citi’s global strategy to focus on the advancement of women as leaders and business drivers. In this role she led the firm’s progress in pay equity, representation goal setting and in having Citi sign the Women’s Empowerment Principles of the United Nations. Before joining Citi in 2009, Ms. Warson served as a Division Executive for US Trust, Bank of America Private Wealth Management where she built and ran the Western Region. Prior to joining US Trust, she was Executive Vice President and Regional Managing Director of Private Client Services at Wells Fargo Private Bank. In this role, she was responsible for Wells Fargo’s investment management, trust, private banking, wealth planning and brokerage businesses in the Bay Area. Previously, Ms. Warson served as an Executive Vice President and Head of Sales and Distribution for Wells Fargo’s trading and sales business. Ms. Warson earned her B.A. in Business Administration and French from the University of Minnesota. She also completed a fellowship at the Université de Tours in Tours, France. Ms. Warson became an independent director of AlTi Global, Inc., a wealth management firm, when the firm went public in January 2023. She is also President of Lahontan, a lifestyle community/country club in Tahoe and she serves on the National Board of Cradles to Crayons, a nonprofit focused on ending clothing insecurity for children in the United States.
The Company believes that Ms. Warson’s experience in and knowledge of the financial services industry, her experience in the cannabis sector and the experience she has gained serving on other boards, make her qualified to serve as a member of the Board.
Incumbent Class 1 Director – Term Expiring 2025:
Name, Address and Year of Birth(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Vivek Bunty Bohra, 1974	Director	Partner, Antler (3/2022-Present); Chief Executive Officer, Biologic Pte Ltd (6/2019-12/2021); Partner, Goldman Sachs (7/1996-12/2018)	Class 1 Director since 2021; Term expires in 2025	—
(1)	The address for the director is c/o Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
(2)	Directors serve for three-year terms and until their successors are duly elected and qualified.
Vivek Bunty Bohra has served as a member of the Board since 2021. Mr. Bohra has been a partner at Antler, a venture capital firm based in Singapore, since March 2022, and was the chief executive officer of Biologic Pte Ltd, an advisory and investment firm based in Singapore, from 2019 to 2021. Mr. Bohra previously served as the CEO of Goldman Sachs Services in India and was responsible for all functions present in the firm’s second largest office as well as integrating functions in Bengaluru and Singapore, in line with the firm’s global location strategy. Mr. Bohra was a member of several committees at the firm, including the Partnership Committee, Asia Pacific Management Committee, Asia Pacific Capital Committee, Global Recruiting Council, and ASEAN Leadership Group, and served on the Pine Street Board of Directors. Prior to that, Mr. Bohra was global head of the Structured Product Syndicate desk in the Fixed Income, Currency and Commodities Division in New York. He was also co-head of the Structured Finance Group in the Americas, ran warehouse financing, and was a member of the Structured Finance Capital Committee. Mr. Bohra joined Goldman Sachs in 1996 in the J. Aron Currency and Commodities Division, where he traded commodities for four years in New York and London. He spent one year working on the development and launch of Intercontinental Exchange (NYSE: ICE), before becoming franchise manager of the Commodities and Futures Services business units. He was named managing director in 2005 and partner in 2010. Mr. Bohra is a fellow of Aspen Institute’s India Leadership Initiative, a World Economic Forum Young Global Leader, serves on the Advisory Board of the MIT Sloan Finance Group, is a member of the Young Presidents’ Organization, and previously served on the Asia Society Corporate Diversity Council. He earned dual SB degrees in Chemical Engineering and Management Science from MIT in 1996 and was awarded a certificate of completion for the Global Leadership and Public Policy for the 21st Century Program at Harvard Kennedy School in 2016. Additionally, he has completed executive education programs at Oxford University and the Lee Kuan Yew School of Public Policy at National University of Singapore.
The Company believes that Mr. Bohra’s experience in and knowledge of the financial services industry make him qualified to serve as a member of the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.
Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director
Scott Gordon	Over $100,000(3)
Independent Directors
Vivek Bunty Bohra	None
Michael W. Chorske	None
Americo Da Corte	None
Tracey Brophy Warson	None
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(2)
The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the Company’s common stock of $11.10 on the Record Date on the Nasdaq Global Market (“NASDAQ”), times the number of shares beneficially owned.

(3)
Includes shares held by Silver Spike Capital, LLC. Mr. Gordon directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the Exchange Act to be the indirect beneficial owner of the shares held by Silver Spike Capital, LLC. Mr. Gordon disclaims beneficial ownership of the shares held by Silver Spike Capital, LLC except to the extent of his pecuniary interest therein.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.
Name	Year of Birth	Position	Officer Since
Roxanne Jenkins	1986	Chief Compliance Officer and Secretary	2023
Umesh Mahajan	1971	Chief Financial Officer	2023
The address for each of the Company’s executive officers is c/o Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
Roxanne Jenkins has served as the Company’s Chief Compliance Officer and Secretary since March 2023. Ms. Jenkins has also served as the Chief Compliance Officer of the Adviser since March 2023. Prior to joining Silver Spike Capital as Senior Controller in 2021, Ms. Jenkins was a Co-Controller for four years at Czech Asset Management, LP, a private credit fund manager based in Old Greenwich, CT. From 2014 to 2017, Ms. Jenkins was the Controller of Prologue Capital, Inc., a fixed income hedge fund manager based in Greenwich, CT and London, UK. From 2011 to 2014, Ms. Jenkins was an Audit Senior at Deloitte & Touche, LLP, servicing clients primarily in Fairfield County, CT. Ms. Jenkins holds a Bachelor of Science in Business Administration with a concentration in accounting from the University of Connecticut. Ms. Jenkins is a Certified Public Accountant.
Umesh Mahajan has served as the Company’s Chief Financial Officer since March 2023. Mr. Mahajan also serves as Partner and Co-Head of Credit of the Adviser. Prior to joining the Adviser in 2021, Mr. Mahajan was a Managing Director for four years at Ascribe Capital, a credit fund focused on value investing in middle market companies. From September 2003 to August 2016, Mr. Mahajan worked at Merrill Lynch and Bank of America in various roles in their Global Markets and Investment Banking divisions in New York. He specialized in credit and special situation investing as a Managing Director in the Global Credit and Special Situations group at Bank of America Securities and as a Vice President in the Principal Credit Group at Merrill Lynch. Mr. Mahajan also worked in Merrill Lynch’s energy and power investment banking group for two years. From 1994 to 2001, Mr. Mahajan worked in J.P. Morgan’s investment banking team in Asia. Mr. Mahajan holds a Bachelor of Technology in Electrical Engineering from the Indian Institute of Technology, Bombay and an MBA from The Wharton School of the University of Pennsylvania where he graduated as a Palmer Scholar. Mr. Mahajan also holds a Certificate in ESG Investing from the CFA Institute.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms. The term of the Company’s Class 1 director will expire at the 2025 annual meeting of stockholders; the terms of the Company’s Class 2 directors will expire at the 2026 annual meeting of stockholders; and the terms of the Company’s Class 3 directors will expire at the Annual Meeting.
Mr. Bohra serves as a Class 1 director. Mr. Da Corte and Ms. Warson serve as Class 2 directors. Messrs. Chorske and Gordon serve as Class 3 directors.
Independent Directors
Pursuant to the 1940 Act, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Company or of any of its respective affiliates, the Board determined that Messrs. Bohra, Da Corte and Chorske and Ms. Warson qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Director
Mr. Gordon is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his affiliation with the Adviser.
Meetings and Attendance
The Board met eight times, and acted on various occasions by unanimous written consent, during the fiscal year ended December 31, 2023. Each director, other than Mr. Bohra, attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by the committees of the Board on which he or she served (during the period that he or she served) during the fiscal year ended December 31, 2023.
Board Attendance at Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of the Adviser and our officers, reviews and monitors the services and activities performed by the Adviser and our executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under the Company’s bylaws, the Board may designate a chairperson to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the chairperson of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chairperson and reorganize our leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.
Mr. Gordon serves as the Chairperson of our Board and he is also the Chief Executive Officer of the Company and serves on the Company’s investment committee (the “Investment Committee”). We believe that Mr. Gordon’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairperson of our Board. We believe that we are best served through this existing leadership structure, as Mr. Gordon’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that these groups act with a common purpose.
Ms. Warson serves as the lead Independent Director of the Board. In her role as lead Independent Director, Ms. Warson, among other things: (i) presides over Board meetings in the absence of the Chairperson of the Board; (ii) presides over executive sessions of the Independent Directors; (iii) along with the Chairperson of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Directors and management, and among the Independent Directors; (v) serves as a key point person for dealings between the Independent Directors and management; and (vi) has such other responsibilities as the Board or Independent Directors determine from time to time.
Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer (the “CCO”), with whom the Independent Directors meet without the presence of interested directors and other members of management within executive session, for administering our compliance policies and procedures.
The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.
While certain members of the Board may participate on the boards of directors of other public companies, we do not believe their participation will be excessive or interfere with their duties on the Board.
Board Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) active monitoring of our CCO and our compliance policies and procedures.
As described below in more detail under “Audit Committee,” “Nominating Committee” and “Compensation Committee,” the Audit Committee, the Nominating Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements and discussing with management our major risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies, as well as the establishment of guidelines regarding the valuation of our loans and investments. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles, planning for the succession of our executive officers, and overseeing the evaluation of the Board, its committees and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer (“CFO”) and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs).

The Board also performs its risk oversight responsibilities with the assistance of the CCO. The CCO prepares a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The CCO’s report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the CCO’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the CCO meets in executive session with the Independent Directors periodically, but in no event less than once each year.
We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we have elected to be treated, currently qualify and intend to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes, including for our tax year ended March 31, 2024. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.
Board Diversity
On August 6, 2021, the SEC approved amendments to the Listing Rules of NASDAQ related to board diversity. New Listing Rule 5605(f) (the “Diverse Board Representation Rule”) requires each NASDAQ-listed company with five or fewer directors, subject to certain exceptions, to have at least one director who self-identifies as female or to have at least one director who self-identifies as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+, or to explain why the company does not have at least one director on its board who self-identifies in the categories listed above. In addition, new Listing Rule 5606 (the “Board Diversity Disclosure Rule”) requires each NASDAQ-listed company, subject to certain exceptions, to provide statistical information about the company’s board of directors, in a uniform format, related to each director’s self-identified gender, race, and self-identification as LGBTQ+. In the matrix below, we have provided the statistical information required by the Board Diversity Disclosure Rule.
BOARD DIVERSITY MATRIX (as of April 26, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022, Attention: Corporate Secretary.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at ssic.silverspikecap.com/corporate-governance/documents-and-charters.
As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):
Audit Committee	Nominating Committee	Compensation Committee
Vivek Bunty Bohra	Vivek Bunty Bohra	Vivek Bunty Bohra
Michael W. Chorske	Michael W. Chorske	Michael W. Chorske
Americo Da Corte	Americo Da Corte	Americo Da Corte
Tracey Brophy Warson	Tracey Brophy Warson	Tracey Brophy Warson
Audit Committee
The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting, as well as establishing guidelines regarding the valuation of our loans and investments. The members of the Audit Committee are Mr. Bohra, Mr. Chorske, Mr. Da Corte and Ms. Warson, each of whom is not an interested person of the Company for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Da Corte serves as the Chairperson of the Audit Committee. The Board has determined that Mr. Bohra is an “audit committee financial expert” as defined under SEC rules.
The Audit Committee held five formal meetings during the fiscal year ended December 31, 2023.
Nominating Committee
The Nominating Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, planning for the succession of our executive officers, overseeing the self-evaluation of the Board and its committees and evaluation of our management, and recommending to the Board the compensation to be paid to the Independent Directors. The Nominating Committee considers nominees properly recommended by our stockholders. The members of the Nominating Committee are Mr. Bohra, Mr. Chorske, Mr. Da Corte and Ms. Warson, each of whom is not an interested person of the Company for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Ms. Warson serves as the Chairperson of the Nominating Committee.
The Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. The Company’s bylaws require that the recommendation for nomination must be delivered to our Corporate Secretary at the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the nomination must be delivered not earlier than the 150th day prior to the date of such annual meeting, and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.
In evaluating director nominees, the Nominating Committee considers, among others, the following factors:
•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable laws or regulations or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholder as a whole and not a special interest group or constituency; and
•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Nominating Committee and the Board will be polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third-parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
The Nominating Committee held one formal meeting in the fiscal year ended December 31, 2023.
Compensation Committee
The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The current members of the Compensation Committee are Mr. Bohra, Mr. Chorske,

Mr. Da Corte and Ms. Warson, each of whom is not an interested person of the Company for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Ms. Warson serves as the Chairperson of the Compensation Committee.
As none of the Company’s executive officers are directly compensated by the Company, the Compensation Committee will not produce and/or review a report on executive compensation practices.
The Compensation Committee held one formal meeting in the fiscal year ended December 31, 2023.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at ssic.silverspikecap.com/corporate-governance/documents-and-charters.
There have been no material changes to the Company’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at ssic.silverspikecap.com or in a Current Report on Form 8-K.
Employee, Officer and Director Hedging
The Company has not adopted any practices or policies regarding the ability of employees (including officers) or directors of the Company, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Compensation Discussion and Analysis
The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of SSC or its affiliates, pursuant to the terms of the Company’s investment advisory agreement (the “Investment Advisory Agreement”) and the Company’s administration agreement (the “Administration Agreement”), as applicable. The Company’s day-to-day investment and administrative operations are managed by SSC. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by SSC or its affiliates.
None of the Company’s executive officers will receive direct compensation from us. The Company will reimburse SSC the allocable portion of the compensation paid by SSC (or its affiliates) to the CCO and the CFO and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to the Company’s business affairs). Members of the Investment Committee, through their financial interests in SSC, are entitled to a portion of the profits earned by SSC, which includes any fees payable to SSC under the terms of the Investment Advisory Agreement, less expenses incurred by SSC in performing its services under the Investment Advisory Agreement.

DIRECTOR COMPENSATION
Independent Director Fees
We pay each Independent Director an annual retainer fee of $25,000, payable once per year to Independent Directors that attended at least 75% of the meetings held the previous year. In addition, the Independent Directors will receive $2,000 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The Independent Directors will also receive $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.
In addition, the Chairperson of the Audit Committee, the Nominating Committee and the Compensation Committee will each receive an annual retainer of $3,500.
SSIC also paid each SSIC Independent Director a retainer fee of $5,000 in connection with his or her service on a special committee of the Board (the “Special Committee”), and the Chairperson of the Special Committee received an additional retainer fee of $5,000. In addition, the SSIC Independent Directors each receives $1,000 for each Special Committee meeting in which the director participates.
No compensation is paid to directors who are interested persons of the Company as defined in the 1940 Act.
Director Summary Compensation Table
The following table sets forth the compensation that we paid to each Independent Director for his or her services as a director during the fiscal year ended December 31, 2023.
Name	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company
Independent Directors
Vivek Bunty Bohra	$41,500	—	—	$41,500
Michael W. Chorske	$52,000	—	—	$52,000
Americo Da Corte	$50,281	—	—	$50,281
Tracey Brophy Warson	$57,174	—	—	$57,174

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an Investment Advisory Agreement with SSC. SSC is controlled by Scott Gordon, its Partner and Chief Executive Officer, and the Chairperson of our Board of Directors and our Chief Executive Officer. In addition, Umesh Mahajan, our Chief Financial Officer, and each of the other members of the Investment Committee, are partners of SSC. Pursuant to the Investment Advisory Agreement, fees payable to SSC will be equal to (a) a base management fee of 1.75% of the value of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part of the incentive fee, the Incentive Fee on Income, is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch-up” feature. The second part of the incentive fee, the Incentive Fee on Capital Gains, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains.
We have entered into the Administration Agreement with SSC, under which SSC will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, SSC also will perform, or oversee the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, SSC will assist us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse SSC for the costs and expenses incurred by SSC in performing its obligations and providing personnel and facilities under the Administration Agreement (including costs and expenses incurred by SSC in connection with the delegation of its obligations under the Administration Agreement to a sub-administrator). We are generally not responsible for the compensation of SSC’s employees or any overhead expenses of SSC (including rent, office equipment and utilities). However, we may reimburse SSC for an allocable portion of the compensation paid by SSC to our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). SSC may also provide on our behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
We have entered into a license agreement with SSC pursuant to which SSC has agreed to grant us a nonexclusive, royalty-free license to use the name “Silver Spike.” Under this agreement, we will have a right to use the “Silver Spike” name for so long as SSC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Silver Spike” name.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Our executive officers and directors, and certain members of SSC, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, SSC and its affiliates manage private investment funds, and may also manage other funds in the future that have investment mandates that are similar, in whole or in part, to our investment mandate. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of SSC may face conflicts of interest in the allocation of investment opportunities to us and such other funds. This conflict of interest could be amplified if our investment advisory fees are lower than those of such other funds.

In order to address potential conflicts of interest, SSC and its affiliates have adopted an investment allocation policy that governs the allocation of investment opportunities among the investment funds and other accounts managed by SSC and its affiliates. To the extent an investment opportunity is appropriate for either or both of the Company and/or any other investment fund or other account managed by SSC or its affiliates, and co-investment is not possible, SSC and its affiliates will adhere to their investment allocation policy in order to determine to which account to allocate the opportunity.
The 1940 Act prohibits the Company from making certain co-investments with affiliates unless the Company receives an order from the SEC permitting it to do so. As such, the Company was substantially limited in its ability to co-invest with affiliates until it obtained a co-investment exemptive order from the SEC on January 9, 2023. The exemptive relief permits the Company to participate in co-investment transactions, subject to the conditions of the relief granted by the SEC, with certain affiliates in a manner consistent with its investment objectives and strategies.
If the Company is unable to rely on the exemptive relief for a particular opportunity, such opportunity will be allocated in accordance with the investment allocation policy. Although SSC and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner, we and our stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed by SSC or its affiliates.
The investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or our exemptive order, with other accounts managed by SSC or its affiliates. Generally, under the investment allocation policy, co-investments will be allocated pursuant to the conditions of the exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to us and such other eligible accounts, as determined by SSC and its affiliates. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated pro rata based on each participant’s order size or available capital.
In accordance with the investment allocation policy, the Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other accounts managed by SSC and its affiliates. SSC and its affiliates seek to treat all clients fairly and equitably in a manner consistent with their fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.
We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.
Review of Transactions with Related Persons
The Audit Committee is required to review any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, P.C., New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. BDO USA, P.C. acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2023, December 31, 2022, March 31, 2022 and March 31, 2021. The Company knows of no direct financial or material indirect financial interest of BDO USA, P.C. in the Company. A representative of BDO USA, P.C. will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Fees
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by BDO USA, P.C. for professional services performed for the fiscal years ended December 31, 2023 and December 31, 2022:
	For the fiscal year ended December 31, 2023	For the fiscal year ended December 31, 2022(1)
Audit Fees	$377,700	$329,394
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$377,700	$329,394
(1)	On November 8, 2022, the Board approved a change in our fiscal year end from March 31 to December 31. Accordingly, the information reflects the period from April 1, 2022 through December 31, 2022.
Audit Fees. Audit fees and related expenses consist of fees billed and expected to be billed for professional services rendered for the audit and review of the Company’s annual and quarterly financial statements, respectively, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings (e.g., comfort letters, consents, and assistance with and review of documents filed with the SEC).
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
All Other Fees. All other fees include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by BDO USA, P.C., the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and BDO USA, P.C., the Company’s independent registered public accounting firm, the Company’s financial statements as of and for the fiscal year ended December 31, 2023, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with BDO USA, P.C. the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, as amended.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by BDO USA, P.C. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by BDO USA, P.C. in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by BDO USA, P.C. to management.
The Audit Committee received and reviewed the written disclosures and the letter from BDO USA, P.C. required by applicable requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, P.C. its independence. The Audit Committee has reviewed the audit fees paid by the Company to BDO USA, P.C.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of the Company as of and for the fiscal year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the appointment of BDO USA, P.C. to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.
Audit Committee Members:
Americo Da Corte, Chairman
Vivek Bunty Bohra
Michael W. Chorske
Tracey Brophy Warson
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF STOCKHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 27, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Roxanne Jenkins, Corporate Secretary, Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022.
Stockholder proposals or director nominations to be presented at the 2025 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 27, 2024, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 27, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
HOUSEHOLDING
Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (212) 905-4923 or by mail at Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022, Attention: Corporate Secretary.
AVAILABLE INFORMATION
Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (ssic.silverspikecap.com/sec-filings) or without charge, upon request. Please contact us by telephone at (212) 905-4923 or mail your request to Silver Spike Investment Corp., 600 Madison Avenue, Suite 1800, New York, New York 10022, Attention: Corporate Secretary.
PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 25, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SSIC2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 25, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50148-P12053

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SILVER SPIKE INVESTMENT CORP.

The Board of Directors recommends you vote FOR the re-election of each director nominee in the following proposal:

	For All	Withhold All	For All Except
1. To re-elect two members of the board of directors of Silver Spike Investment Corp. to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael W. Chorske
02) Scott Gordon

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V50149-P12053

Silver Spike Investment Corp.
Annual Meeting of Stockholders
June 26, 2024 10:00 A.M. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned, revoking prior proxies, hereby appoints Scott Gordon, Umesh Mahajan and Roxanne Jenkins, or any one of them and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of common stock of Silver Spike Investment Corp., a Maryland corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast over the Internet at www.virtualshareholdermeeting.com/SSIC2024 on Wednesday, June 26, 2024 at 10:00 a.m. Eastern Time, and all postponements and adjournments thereof, as indicated on this proxy with all power possessed by the undersigned as if personally present at the meeting and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, and the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the re-election of each director nominee.

Continued and to be signed on reverse side